EXHIBIT 99.1
Investor Presentation September 2008

Forward Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor“ for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the Securities and Exchange Commission. 2

Company Overview
Mercer is the largest publicly traded NBSK(1) market pulp producer in the world
Operates three pulp mills with 1.43 million ADMT(2) of capacity
Rosenthal Stendal (3)Celgar (Germany) (Germany) (BC, Canada)
325,000 ADMT 620,000 ADMT 480,000 ADMT
(1) NBSK = northern bleached softwood kraft.
(2) ADMT = air dried metric tonnes.
(3) Stendal is a 70% owned facility. 3

Mercer in Brief — Consolidated Financials
As at Dec. 31, 2007 and June 30th, 2008
In Millions of EUR Restricted (1) Unrestricted (2) Consolidated Consolidated 12 month total ended 12 month total ended 12 month total ended 6 month total ended (unless otherwise stated) Dec. 31, 2007 Dec. 31, 2007 Dec. 31, 2007 June 30, 2008 Pulp Production 803,100 Admt 601,600 Admt 1,404,700 Admt 717,700 Admt Net Sales 401.3 303.1 704.4 349.7 4
Operating EBITDA 65.6 60.6 126.2 52.6
In Millions of EUR Restricted (1) Unrestricted (2) Consolidated Consolidated (unless otherwise stated) Dec. 31, 2007 Dec. 31, 2007 Dec. 31, 2007 June 30, 2008 Cash 59.4 58.4 117.8 116.3
Total Assets 627.9 655.6 1,283.5 1,246.3
Total Employees 878 612 1,490 1,505
Long — Term Debt 273.6 633.7 (3) 849.9 822.0
Availability on Revolvers 52.5 — 52.5 43.1
(1) The Restricted Group is comprised the Rosenthal and Celgar mills, as well as Mercer Inc. and certain holding subsidiaries (2) The Unrestricted Group is comprised of the Stendal mill, as well as discontinued operations up to December 31, 2006 (3) The Unrestricted Group’s long-term debt includes EUR 57.5 million of debt due to the restricted group

Our Strategy & Purpose
Mercer’s core purpose is providing fibers, renewable energy and chemicals from sustainable sources, for essential human needs
Focus on NBSK market pulp
Premium grade kraft pulp that generally obtains the highest price Operate modern, world-class NBSK pulp production facilities
Target profitability in all market conditions Limit ongoing capital requirements
Improve efficiency and reduce production costs
Focus on continuous improvement Focus on energy production Grow assets and earnings
Organically and through acquisitions

Mercer’s impressive financial performance
Revenue Growth 2005 2006 2007
Revenues (EUR) 452,437 623,977 704,391
Revenues (USD) [1] 563,103 783,715 965,720
Revenue (Millions of EUR)
Q1’04 0 25 50 75 100 125 150 175 200 Q3’04 Q1’05 Q3’05 Q1’06 Q3’06 Q1’07 Quarterly Revenue Growth
Q3’07 Q1’08
Mercer has experienced exceptional growth, with a 71% increase in revenue and a 100% increase in EBITDA from 2005’s performance in USD
In 2007, Mercer’s revenues have grown to approximately $1 billion USD
EBITDA Growth 2005 2006 2007
EBITDA (EUR) 69,810 148,338 126,744
EBITDA (USD) [1] 86,886 186,313 173,766
EBITDA (Millions of EUR)
Q1’04 0 20 40 60 80 100 120 140 160 Q3’04 Q1’05 Q3‘05 Q1’06 Q3’06 Q1’07 Rolling LTM EBITDA
Q3’07 Q1’08
[1] Indicative results using EUR/USD FX rate of 1.245, 1.256, 1.371 in 2005, 2006 and 2007, respectively.

NBSK Market Pulp Capacity By Producer
By capacity, Mercer is the largest publicly traded NBSK market pulp producer in the world
Sodra Cell
Mercer
Canfor Pulp Trust Pope and Talbot Ilim Pulp
Weyerhaeuser (1) Tembec
New Domtar (1) Producers by Total Capacity Stora Enso
West Fraser Metsa-Botnia SFK Pulp
0 250 500 750 1,000 1,250 1,500 000’s Tonnes of NBSK Market Pulp Capacity
(1) Adjusted for the merger of Weyerhaeuser’s fine paper business with Domtar, excluding idled mills in Prince Albert, SK and Lebel-sur-Quevillon, Que.
Source: Public filings of individual companies 7

World Class Assets
Mercer versus other top 20 NBSK producers as of Q4 2007 (includes integrated capacity) • Large, modern facilities —low capital requirements, high runability
• State-of-the-art environmental compliance
• Energy — net producers
Weighted average PM capacity, 1 000 4Q07 750 mt/aSTRONG 600 PotlatchWeighted Average Weyerhaeuser BotniaTechnical Age 19 Terrace Bay IlimMerceryears 450 Södra UPM SCA Canfor SFKHeinzel 300 P&T Stora Enso Mill Capacity, 1,000 mt/a Domtar West FraserWeighted Average BillerudCapacity 380,000 150 Boise t/a CatalystMondi WEAK 0 302520151050 Technical Age, Years Note: Bubble sizes represent market and integrated pulp productions. Source: Jaakko Pöyry 8

Mercer export of electricity Mercer Electricity Generation and Exports • Electricity generation • Electricity exports 1,600,000
1,400,000 1,200,000 1,401,881
1,000,000 1,297,437 1,274,906 800,000
600,000 Total Electricity per Year (MWh) 400,000 200,000 430,437 414,411 403,171 2007 2006 2005 1.4 million tonnes 1.3 million tonnes 1.2 million tonnes Pulp Production Pulp Production Pulp Production · Pulp production and electricity generation are positively correlated — the more pulp that is produced, the more electricity that is available for export
· In 2007, Mercer generated €22.9 million from the exporting of power

Pulp Price History
Quarterly Average RISI Price Delivered to N. Europe
USD CAD EURO
1200 1100 1000 900 800 CAD 700 NBSK Price Per Tonne USD 600 EURO 500 400
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2000 2001 2002 2003 2004 2005 2006 2007 2008
Source: RISI tables 10

MERCER

Softwood Kraft Market Pulp

- There are three categories of softwood kraft market pulp, as defined by end-use requirements

Pulp Category	End Uses
Premium	Lightweight publication papers, premium tissue
Standard	Heavier weight publication papers, value tissues, lighter uncoated woodfree papers
Coarse (Includes SBSK)	Uncoated woodfree papers, packaging products

Premium and Standard grades of softwood pulp that offer reinforcement qualities are moving into a structural supply / demand dynamic that favours the producer

Source: Jaakko Pöyry

11

NBSK End Uses (2003 versus 2006)
2003 2006
Specialties
Printing and Specialties Printing & Writing Writing Paper 19% 17% Papers
17% 27% 18% Tissues
21% 26% Tissues 15% 23%
Coated Mechanical (magazines)
Uncoated
Coated 17% Mechanical Mechanical (Newspaper (Magazines) Inserts) Uncoated Mechanical Source: Jaakko Pöyry (catalogs & inserts)
Substitution Discussion:
• Substitution has been occurring as less demanding end uses have shifted away from NBSK, this trend has been occurring for well over a decade
• For certain end uses, paper makers have reduced the percentage of NBSK used but when one factors in the growth of the end use segment, NBSK consumption has grown on a net tonnes basis. 12

Mercer’s Fiber Advantages
German FiberProfile
• High quality, well-managed fiber supply
• Sustainable forest supply exceeds German harvest rates
• Large number of world class sawmills
• Diversified supply over a large geographic region
• Large installed whole log chipping capacity utilized opportunistically and as needed
• Pricing currently moving lower 13

Mercer’s Fiber Advantages
British Columbia Fiber Profile
• There are over 40 sawmills in the Celgar fiber basket
• 25% of supply is sourced from Washington / Idaho
• Celgar proximal fiber-basket unimpacted by the Mountain Pine Beetle
• This will be a competitive advantage in the medium term
• Peripheral fiber basket impacted by the Mountain Pine Beetle
• This creates a short/medium term whole-log fiber sourcing opportunity 14

Pulp Transition to Bio-energy Economics
Bioenergy Opportunity for NBSK Producers
• Kraft pulp mills are already the largest producers of Biomass Energy
• As Northern Hemisphere jurisdictions begin to pay premiums for green biofuels and electricity, pulp mills have opportunities to unlock unrealized value from existing assets
• Current incremental opportunities exist to increase biomass electricity generation
• Infrastructure, systems and personnel are already in place • Scale provides for low energy conversion costs • Employ cogeneration which allows for a far greater efficiency factor than stand alone power plants
• Future opportunities exist to extract additional products out of kraft pulp process in addition to existing “green“turpentine and tall oil
• Biomass methanol • Specialty chemicals • Other green biofuels
• Technologies are being developed to capitalize on future opportunities
• As they become commercially available, pulp mills will capitalize on these opportunities because they are the logical platform for these technologies to evolve 15

World class assets -Stendal
• One of the newest and largest NBSK mills in the world
• 71% Mercer owned
• Capacity of 620,000 ADMTs per year
• Achieved world class mill availability of 94.0% in 2007
• Economies of scale have allowed for lower conversion costs than Rosenthal
• Achieved a 26.4% reduction in non-fiber conversion costs in 2007
• Non-fiber conversion costs were €96 (USD$132) per ADMT
• 667,000 MWh of electricity generated in 2007
• 273,000 MWh of green renewable energy was exported, generating revenues of €13.8 million (USD$18.9 million) in 2007
• Location has strong forest base and is well positioned to service European and off-shore markets 16

World class assets - Rosenthal
• Converted to kraft pulp production in 1999
• Capacity has increased from 160,000 to 325,000 ADMTs
• Sets new standards for world class mill availability at 98.8%
• Efficient mill with strong cost position
• One of the lowest delivered costs to Europe
• Achieved a 10.1% reduction in non-fiber conversion costs from previous year
• Continued its drive for excellence with another year of record production volume
• 384,000 MWh of electricity generated in 2007
• 133,000 MWh of green renewable energy was exported, generating revenues of €8.5 million (USD$11.6 million) in 2007
• Location has strong lumber supply and is near a central transportation hub, positioning the mill to service important European markets 17

World class assets - Celgar
• Modern and efficient mill
• Capacity of 480,000 ADMT per year
• 16.6% reduction in non-fiber conversion costs from 2006
• Mercer’s Blue Goose capital project has exceeded expectations, delivering greater savings per tonne of production
• In 2007, became a net exporter of electricity
• Recently announced the approval of the Celgar Green Energy Project, which will double the mill’s generating capacity
• Celgar’s energy opportunities fit well with the BC Government’s focus on securing large amounts of green renewable electricity
• Excellent location with proximity to fiber basket and ability to service growing Asian and North American Markets 18

Mercer Performance Focus
Continuous Improvement Initiatives
EBITDA 30+
• A program created to focus the workforce on the goal of increasing EBITDA margins
• The program identifies and implements improvement opportunities that will enable the mills to reach minimum 30% EBITDA margins
• Key Areas include:
• Production increases
• Fixed cost reduction
• By-product development and sales
• Logistics
• Raw material procurement and logistics
• Sales optimization
• Mill conversion efficiencies 19

Mercer’s Consolidated Balance Sheet
As at June 30, 2008
ASSETS
Current assets Cash and cash equivalents €83,295 Receivables 98,181
Note receivable, current portion 557
Inventories 106,360
Prepaid expenses and other 6,485
Total current assets 294,878
Long-term assets Cash, restricted 33,000
Property, plant and equipment 897,377
Investments 778
Deferred note issuance and other costs 4,640
Deferred income tax 12,202
Note receivable, less current portion 3,406
951,403
Total assets €1,246,281 LIABILITIES
Current liabilities Accounts payable and accrued expenses €89,914 Pension and other retirement benefit obligations, current portion 438
Debt, current portion 35,042
Total current liabilities 125,394
Long-term liabilities Debt, less current portion 786,988
Unrealized interest rate derivative losses 9,155
Pension and other post-retirement benefit obligations 17,450
Capital leases and other 11,534
Deferred income tax 22,361
847,488
Total liabilities 972,882 SHAREHOLDERS’ EQUITY
Share capital 203,600
Additional paid-in capital 445
Retained earnings 41,159
Accumulated other comprehensive income 28,195
Total shareholders’ equity 273,399
Total liabilities and shareholders’ equity €1,246,281 20

Unique financial structure
Mercer’s capital structure provides high leverage to pulp cycles
• German Government provided Mercer €375 million in grants for the construction of the Rosenthal and Stendal mills. This amount is credited against fixed assets and translates into €375 million in equity or debt that the company did not have to raise
• Mercer’s €561 million Stendal debt is 80% guaranteed by the German Government, is fixed at an interest rate of approximately 5.3% plus margins and costs, and is secured by the mill’s own assets
• The debt has provisions for cross-currency swaps with no required margins
• It is an amortizing debt with no immediate balloon payments
• Our principal payments are effectively made in pre-tax dollars due to Mercer’s tax shields
• Unsecured convertible debt of USD $67.5 million at 8.5% with a conversion factor of 7.75; redeemable by the company starting Oct. 15th, 2008, maturing Oct. 15th, 2010
• Unsecured senior notes of USD $310 million at 9.25%, maturing Feb. 15th, 2013 21

Mercer’s key investment highlights
• Future supply/demand outlook for NBSK has never looked better • World class mills that have low delivered costs and are located in excellent fiber baskets • Significant upside revenue potential due to excess electricity generating capacity and changing global markets for green power • Incremental production capacity available at low capital cost • Unique financial structure offering shareholders very high leverage to the pulp cycle • Strong shareholder focused management team and board 22